INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
A provision (benefit) of $6.0 thousand, $4.0 thousand and ($1.0) million has been recognized for the years ended December 31, 2022, 2021 and 2020, respectively, related primarily to changes in indefinite lived goodwill deferred tax liabilities.
The components of the provision for income taxes for the years ended December 31, 2022, 2021 and 2020 consisted of the following:

	Years Ended December 31,
	2022	2021	2020
Current tax provision
Federal	$—	$—	$36
State	3	1	1
Total current tax provision	3	1	37
Deferred tax provision
Federal	—	1	(492)
State	3	2	(571)
Total deferred tax provision	3	3	(1,063)
Total income tax provision (benefit)	$6	$4	$(1,026)
The reconciliation of taxes at the federal statutory rate to the provision for income taxes for the years ended December 31, 2022, 2021 and 2020 was as follows:

	Years Ended December 31,
	2022	2021	2020
Tax at statutory federal rate	$(155,064)	$(144,848)	$(78,098)
State tax, net of federal benefit	(28,612)	(21,212)	(14,052)
Stock-based compensation	47,382	22,825	(7,652)
Section 162(m) limitation	3,725	2,009	1,834
Research and development credits, net of uncertain tax position	(16,503)	(12,558)	(14,945)
Warrant revaluation	(971)	(641)	(2,824)
SEC Settlement	—	26,250	—
Other	5,345	(438)	408
Change in valuation allowance	144,704	128,617	114,303
Total income tax provision (benefit)	$6	$4	$(1,026)
Deferred tax assets and liabilities as of December 31, 2022 and 2021 consisted of the following:

	As of December 31,
	2022	2021
Deferred tax assets:
Federal and state income tax credits	$52,932	$33,837
Net operating loss carryforward	317,393	245,014
Start-up costs capitalized	1,432	1,454
Stock-based compensation	13,599	12,645
Finance lease liabilities	15,017	680
Accrued purchase of intangible asset	7,993	—
Inventory	2,758	—
Research expenditures	49,137	—
Accrued expenses and other	1,459	802
Total deferred tax assets	461,720	294,432
Valuation allowance	(435,923)	(291,222)
Deferred tax assets, net of valuation allowance	25,797	3,210
Deferred tax liabilities:
Intangible assets	(2,363)	(2,116)
Finance lease assets	(1,975)	(666)
Property, plant and equipment, net	(21,474)	(439)
Total deferred tax liabilities	(25,812)	(3,221)
Deferred tax liabilities, net	$(15)	$(11)
The table above includes only deferred tax assets and liabilities related to continuing operations. As of December 31, 2022, the Company had a net deferred tax asset of $158.7 million, related to assets subject to assignment for the benefit of creditors, subject to a full valuation allowance.
The Company is required to reduce its deferred tax assets by a valuation allowance if it is more likely than not that some or all of its deferred tax assets will not be realized. Management must use judgment in assessing the potential need for a valuation allowance, which requires an evaluation of both negative and positive evidence. The weight given to the potential effect of negative and positive evidence should be commensurate with the extent to which it can be objectively verified. In determining the need for and amount of the valuation allowance, if any, the Company assesses the likelihood that it will be able to recover its deferred tax assets using historical levels of income, estimates of future income and tax planning strategies. As a result of historical cumulative losses, the Company determined that, based on all available evidence, there was substantial uncertainty as to whether it will recover recorded net deferred taxes in future periods. Accordingly, the Company recorded valuation allowances of $435.9 million, $291.2 million and $162.5 million at December 31, 2022, 2021 and 2020 respectively. The increase in the valuation allowance for the year ended December 31, 2022 of $144.7 million as reflected below, is due to increases in the net operating losses and research and development credit carryforwards.

	Years Ended December 31,
	2022	2021
Valuation Allowance as of the beginning of the period	$(291,222)	$(162,604)
Current Year Change	(144,701)	(128,618)
Valuation Allowance as of the end of the period	$(435,923)	$(291,222)
At December 31, 2022, the Company had federal net operating loss carryforwards of $11.2 million that expire in 2024 - 2037 and $1.2 billion that have an indefinite carryforward period. The Company has combined state net operating loss carryforwards of $1.3 billion at December 31, 2022, that begin to expire in 2032. The Company had federal and state tax credits of $46.7 million and $29.0 million, respectively, at December 31, 2022, which if unused will begin to expire in 2037 for federal and 2031 for state tax purposes.
The Tax Reform Act of 1986 (the "Act") provides for a limitation on the annual use of net operating loss ("NOL") carryforwards following certain ownership changes (as defined by the Act and codified under Section 382 of the Code) that could limit the Company’s ability to utilize these carryforwards. As of December 31, 2022, the Company has not incurred such an ownership change.
The following table reflect changes in the unrecognized tax benefits:

	Years Ended December 31,
	2022	2021	2020
Gross amount of unrecognized tax benefits as of the beginning of the year	$11,661	$7,392	$432
Additions based on tax positions related to the current year	5,550	4,269	5,622
Additions based on tax position from prior years	865	—	1,338
Gross amount of unrecognized tax benefits as of the end of the year	$18,076	$11,661	$7,392
Effective July 11, 2017, the Company adopted the provisions of ASC Topic 740, Income Taxes. ASC Topic 740 provides that a tax benefit from an uncertain tax position may be recognized when it is more-likely-than-not that the position will be sustained in a court of last resort, based on the technical merits. If more-likely-than-not, the amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination, including compromise settlements. For tax positions not meeting the more-likely-than-not threshold, no tax benefit is recorded.
As of December 31, 2022, 2021, and 2020, the Company had $18.1 million, $11.7 million, and $7.4 million, respectively, of gross unrecognized tax benefits, related to research and experimental tax credits. The Company does not expect a significant change to the amount of unrecognized tax benefits to occur within the next 12 months.
The Company's policy is to recognize interest and penalties related to income tax matters in income tax expense. The Company had no accrual for interest or penalties at December 31, 2022 or 2021, and has not recognized interest or penalties during the years ended December 31, 2022, 2021, and 2020, since there was no reduction in income taxes paid due to uncertain tax positions.
The Company is subject to taxation in the United States, various states, and Germany. As of December 31, 2022, all tax years remain open to examination, to the extent of the losses incurred.